

Investor Presentation

Bell Potter Decoded 2023 Conference

Chris Hulls, Co-Founder and CEO
Russell Burke, CFO

14 September 2023

Life360

Disclaimer

This document dated 14 September 2023 has been prepared by Life360, Inc. (ARBN 629 412 942) (Company) and is provided for information purposes only. It contains summary information about the Company and its activities and is current as at the date of this document. It should be read in conjunction with the Company's periodic and continuous disclosure announcements filed with the Australian Securities Exchange and the U.S. Securities and Exchange Commission, available at www.asx.com.au and www.sec.gov, respectively.

This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under Australian law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

The information contained in this document is not intended to be relied upon as advice or a recommendation to investors and is not intended to form the basis of any investment decision in the Company's securities. The information does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. An investor must not act on the basis of any matter contained in this document but must make its own assessment of the Company and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision.

By reading this document you agree to be bound by the limitations set out in this document. No representation or warranty, express or implied, is made as to the accuracy, reliability, completeness or fairness of the information, opinions, forecasts, reports, estimates and conclusions contained in this document. To the maximum extent permitted by law, none of the Company and its related bodies corporate, or their respective directors, employees or agents, nor any other person accepts liability for loss arising from the use of or reliance on information contained in this document or otherwise arising in connection with it, including without limitation any liability from fault of negligence.

Past performance is not indicative of future performance and no guarantee of future returns is implied or given. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of the Company.

Certain statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PLSRA"), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not historical in nature, including the words "anticipate", "expect", "suggests", "plan", "believe", "intend", "estimates", "targets", "projects", "should", "could", "would", "may", "will", "forecast" and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the Company's growth strategy and business plan and the Company's ability to effectively manage its growth and meet future capital requirements; the Company's expectations regarding future financial performance, including its expectations regarding its revenue, revenue growth, adjusted EBITDA, and operating cash flow, and the Company's ability to achieve or maintain future profitability; the Company's ability to further penetrate its existing member base, maintain and expand its member base and increase monetization of its member base; the Company's ability to expand internationally and the significance of its global opportunity; the Company's ability to anticipate market needs or develop new products and services or enhance existing products and services to meet those needs; and the Company's ability to increase sales of its products and services. Such forward-looking statements are prediction, projections and other statements about future events that are based on current expectations and assumptions and, as a result, involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law the Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in this document to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based.

This document contains unaudited financial information for the Company that has been prepared by the Company's management. The Company's results are reported under US-GAAP. Investors should be aware that certain financial data included in this presentation including average revenue per paying circle (ARPPC), and average revenue per User (ARPU) is "non-IFRS information" under Regulatory Guide 230 (Disclosing non-IFRS financial information) published by ASIC or "non-GAAP financial measures" within the meaning of Regulation G of the Exchange Act.

All values are stated in US dollars unless otherwise stated.



Note : All references in this presentation to $ are to US$

01

Introduction



WHY WE EXIST

The Life360 mission is to keep people close to the ones they love

Life360 aims to build on our foundation of location and family safety to disrupt billion dollar categories by creating mobile experiences that make life safer, easier and more satisfying


Families with newborns
Families with young kids
Families with teens
Families with college kids
Empty nesters
Aging parents

CY23 H1 USER HIGHLIGHTS

Connecting families and saving lives

921,138
Help alerts sent

18,645
Ambulances dispatched

144 billion
Miles driven with Life360 Crash Detection



"Grateful we have Life360. This happened to me this morning. **I used the Life360 SOS button that notified emergency services and sent my location.** They were able to find me. Thank God I got out of the car. The water was flowing so quickly. **Highly recommend the Life360 app**"
Life360 User
(Trinity, Texas)

16 billion
Safe arrival notifications

9.5M+
Monthly active Tile devices

19.7M
Tile "Items Left Behind" smart alerts

One of the Highest DAUs Across All Apps

US App Rankings by DAU[1]

Rank	App	Company	Rank	App	Company	Rank	App	Company
1	YouTube	Google	11	WhatsApp Messenger	WhatsApp	21	Discord	Discord
2	Facebook	Meta	12	Amazon	Amazon	22	Microsoft Outlook	Microsoft
3	TikTok	ByteDance	13	BeReal	BeReal	23	Google Photos	Google
4	Snapchat	Snap	14	Netflix	Netflix	24	Pandora Music	Pandora
5	Instagram	Instagram	15	Twitter	Twitter	25	LinkedIn	Linkedin
6	Facebook Messenger	Meta	16	**Life360 Family Locator**	Life360	26	NewsBreak	Particle Media
7	Gmail	Google	17	Chrome Browser	Google	27	Cash App	Block Inc
8	Spotify	Spotify	18	Pinterest	Pinterest	28	Waze	Waze
9	Google Maps	Google	19	ROBLOX	Roblox	29	Temu	Temu
10	Google	Google	20	The Weather Channel	The Weather Company	30	SHEIN	Shein

US iOS Social Networking App Rankings by DAU[1]

Rank	App	Company	Rank	App	Company	Rank	App	Company
1	Facebook	Meta	11	WeChat	Tencent	21	Messenger Kids	Meta
2	Facebook Messenger	Meta	12	TextNow	TextNow	22	Signal Private Messenger	Open Whisper Systems
3	WhatsApp Messenger	WhatsApp	13	Telegram	Telegram	23	Grindr	Grindr
4	BeReal	BeReal	14	sendit	Iconic Hearts	24	BAND	NAVER
5	**Life360 Family Locator**	Life360	15	Wizz	VLB	25	HoYoLAB	miHoYo
6	Discord	Discord	16	Locket Widget	Locket Labs	26	IMVU Mobile	Together Labs
7	Threads	Instagram	17	Marco Polo Video Walkie	Joya Communications	27	KakaoTalk	Kakao
8	Google Duo	Google	18	Tumblr	Tumblr	28	Kik Messenger	Kik
9	GroupMe	Skype	19	Viber	Viber Media	29	POF Online Dating	Match Group
10	LINE	LINE	20	Skype	Skype	30	Timehop	Timehop

[1] In June 2023; data.ai.

Rivals the biggest names in social and streaming media

Global Daily Active Users (DAU)/Monthly Active Users (MAU) Ratio (%)


Social Media
Streaming Media
64%
Life360
U.S. with push notifications
64%
58%[1]
Hyper-Engaged Social[1]
41%
Life360
40%
38%
34%
33%
31%
30%
30%
28%
25%
17%
hulu
16%
HBO
16%
(Video)
14%

Source: data.ai

1. Hyper-Engaged Social represents the average DAU/MAU of Facebook, Instagram, Snapchat, TikTok, and Twitter.

02

CY23 H1 Results Overview



Cementing our position as the market-leading family safety membership service

Growing our audience

~54m
Global Monthly Active Users
+ 29% YoY

41%
Daily Active Users as % Monthly Active Users*

Driving Membership

~1.6m
Global Paying Circles
+ 17% YoY

42%
YoY lift in CY23 Q2 U.S. ARPPC reflecting price increase

Expanding Internationally

~400k
International Paying Circles
+ 44% YoY

On track for UK triple tier membership launch in H2

Maintaining financial discipline

~$249m
Annualized Monthly Revenue**
+43% YoY

~$6.2m
Adjusted H1 EBITDA, second consecutive quarter of positive AEBITDA

*For month of June 2023. **June 2023 Annualized Monthly Revenue (AMR)

CY23 H1 RESULTS SUMMARY

Delivering on growth

$M	CY22 H1	CY23 H1	% ch YoY	CY23 Full Year Guidance
Revenue				
Subscription	69.1	104.4	+51%	
Hardware	16.5	21.6	+31%	
Other	14.3	13.0	(9)%	
Total revenue	**99.8**	**138.9**	**+39%**	**300-310**
Annualized Monthly Revenue (AMR) (excluding Hardware)	174.4	248.7	+43%	
Non-GAAP Operating Expenses	99.8	99.6	0%	
Adjusted* EBITDA	**(32.3)**	**6.2**		**9-14**
Net loss	**(58.2)**	**(18.5)**		
Cash and cash equivalents**	**79.3**	**64.2**		

Note: Tables may not add due to rounding.
*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3
** Cash and cash equivalents includes Restricted Cash.

Commentary

- Strong subscription revenue momentum, up 51% including hardware subscriptions, and 61% for Life360 subscriptions
- Hardware revenue benefited from higher unit sales and increased Average Sale Price (ASP) reflecting previous strategic initiatives to clear channel inventory and prioritize higher margin sales channels
- Annualized Monthly Revenue up 43% to $248.7 million
- Stable non-GAAP operating expenses
- Positive Adjusted EBITDA for the second consecutive quarter, in line with prior guidance

Quarterly AMR has more than tripled since our IPO in May 2019


Quarterly Annualized Monthly Revenue ($M)*
+43%
YoY growth in June 2023 Annualized Monthly revenue
250
200
150
100
50
0
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

*Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period.

GLOBAL MAU REACHING NEW HEIGHTS WITH STRONG RETENTION

MAU year-on-year growth of 29%

Life360 Core Monthly Active Users (MAU)(M)

24%
U.S. MAU growth YoY

36%
International MAU growth YoY


COVID-19
6.0
7.3
8.5
8.8
9.6
10.8
10.5
11.2
11.6
9.1
9.2
9.7
10.0
12.1
11.6
11.8
13.2
14.9
17.7
17.6
19.1
20.4
6.5
7.6
8.9
10.0
11.4
12.9
14.6
16.8
16.7
16.3
16.8
17.0
18.1
20.4
22.2
23.7
25.1
27.0
29.3
30.9
31.7
33.6
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23
US
International

Life360 Core Returning Monthly Active Users by cohort (RMAU)*(M)

RMAU strength reflects improving retention metrics


COVID-19
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23
2015
2016
2017
2018
2019
2020
2021
2022
2023

*Returning Monthly Active Users are defined as users that are active in a given month who have registered more than 30 days ago

PAYING CIRCLE GROWTH AND ACCELERATING ARPPC GROWTH

Price increase accelerating ARPPC uplift

Paying Circles by product line (000s)


U.S. Paying Circles increased 10% YoY while increasing prices significantly
93 109 124 138 157 159 171 180 183 169 171 169 166 186 204 227 243 275 310 332 364 396
280 337 410 458 529 550 605 647 668 665 698 708 737 804 895 991 1,044 1,117 1,180 1,162 1,203 1,233
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23
US
International

Average Revenue Per Paying Circle (ARPPC) ($)*


Q2'23 ARPPC increased 42% YoY for US subscribers reflecting price increase
US
International
$141
$61
$51
$40
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23

*Price increase took effect across all Membership tiers from November 2022. Q2'23 International ARPPC QoQ decline due to currency translation impacts
U.S. Membership plan subscribers % total comprise Silver (16%), Gold (80%) and Platinum (4%)

03

Strategy Update



STRATEGY UPDATE

2023 Key Initiatives

Grow our Audience



Drive Membership


9:41
Join Gold, get a free Tile Mate!
Upgrade to Life360 Gold membership to get a Tile tracker, and for a limited time, you'll also get a surprise gift!

Expand Internationally


SOS
Usa el botón SOS de Life360 si no te sientes seguro
Caminando solo por la noche
Presente en un tiroteo activo
Sufriendo una emergencia médica

Maintain financial discipline



Grow our Audience

Continuing to improve the core experience and building user engagement for long-term growth


Kayla
Last updated now
12 mph
Love ya!
ETA?
What's up
Kayla
Biking near First Ave
100%
Get Directions
18 min drive to Kayla
Weekly Driver Report

Bring the map to life


9:41
Sarah
ETA?
Need a ride?
Sarah
Near W Bowles Avenue
Since 8:52 am
Add place
Get Directions
18 min drive to Sarah

Amplify member communications to drive engagement


9:41
Johnson Family
All
Mark
Noah
Peggy
This Week
254
Total Miles
72 mph
Top Speed
40
Total Drives
High Speed 30
Phone Usage 62
Hard Braking 0
Rapid Acceleration 1
Congrats!
Location
Driving
Safety
Membership

Feedback to encourage safer driving

STRATEGY UPDATE

Drive Membership

Leverage hardware bundling and feature-focused promotions to drive continued subscription revenue growth

In-app member experience
Enhanced in-app features to drive awareness of key value propositions, improving monetization



Williams Family
Roadside Assistance is on your way.
Get the roadside help you need right away.
Upgrade to Platinum and get 50 miles of free towing. Learn more.
Start 7-day free trial
Then $24.99/month. Cancel anytime.
No, thanks
9:41
Johnson Family
Maps
Check in
SOS
Track your keys and more in Life360
Learn about Tile trackers
People
Sadah4
105 Main St
Since 8:15 am
Location
Driving
Safety
Membership
Williams Family
We found your keys.
Easily find your people, pets, & things with Tile
Upgrade to Gold and get a FREE Tile tracker. Learn more.
Start 7-day free trial
Then $14.99/month. Cancel anytime.
No, thanks

Roadside assistance

Pin freshness

Promo pin for Tile



LIFE360
now
Free gift for a limited time!
Get a Tile Mate ($25 value) plus an extra surprise when you upgrade to Life360 Gold membership.
Join Gold, get a free Tile Mate!
Upgrade to Life360 Gold membership to get a Tile tracker, and for a limited time, you'll also get a surprise gift! Attach the Tile to your everyday must-haves and never lose them again.
Upgrade to claim offer

Tile bundling promotion
Improved early retention results for bundled subscriptions

STRATEGY UPDATE

Expand Internationally

Creating free international user experience parity to drive growth

International Free User Retention (Month 1)

Significantly improving international retention in line with investment with feature parity



60%
50%
40%
30%
20%
10%
COVID-19
Mar-17
Aug-17
Jan-18
Jun-18
Nov-18
Apr-19
Sep-19
Feb-20
Jul-20
Dec-20
May-21
Oct-21
Mar-22
Aug-22
Jan-23

CY23 H1 achievements – performance and feature parity



Crash erkannt
KOSTENLOSE UNFALLERKEN
Jede Fahr
schützen.
Unfallerkennung aktivi
Tile을 추가했습니다.
Stai bene?
falso allarme
incidente, ma sto bene

- Launch of free crash detection and enhanced SOS features
- Global integration of Tile with Life360 map
- Significant improvements in App performance e.g. map load-time

CY23 H2 and beyond goals



In December 2022 I had an accident and the first thing I heard was the Life360 crash detection. After I responded to it I had 9 of my friends arrive to find me within 5 minutes. It was very nice to know the crash detection works.
Ben
UK Life360 Member

- Additional languages and improved localization to establish beachheads for future triple tier launches
- Investment in international marketing to drive engagement and conversion
- Multi-country triple tier launch readiness in late CY24 and beyond

Expand internationally

Momentum ahead of Q4 UK launch



The Telegraph
News Sport Business Opinion Ukraine Money Royals Life Style Travel Culture Puzzles
Family Columnists Cookbook Food & Drink Health & Fitness Tel Mag Cars Puzzle News Gardening Recommended
'The anxiety had become a roar': how to survive when your teen's on a gap year
Worried about your teenager's upcoming trip? Here's how to remain calm and avoid catastrophising while they're off exploring the world
Find My Friends app or Life360
If your teen doesn't mind, it can be reassuring to have them connected to an app that offers GPS data that tells you where they are. Life360 has a family setting so you can all see where each other is in real time. Find My Friends is similar but less detailed and won't work if they don't have a signal. Use sparingly, but helpful if there is an emergency
Mirror
The Browell family track each other with the Life360 app Image: John Browell
NEWS POLITICS FOOTBALL CELEBS TV CHOICE ROYALS
EXCLUSIVE: 'We track our kids during the school holidays - it gives them more freedom'
John Browell and his wife Emma from Leeds in Yorkshire, have been users of the Life360 app for the past six years, using it to keep track of their children Oliver and William
By Milo Boyd, Travel Reporter
10:57, 9 Aug 2023 | UPDATED 10:30, 10 Aug 2023
BOOKMARK
A dad tracks his sons when they go on school holidays or indulge in their trainspotting hobby. John Browell and his family have been users of the Life360 app for the past six years, with the Leeds dad installing the software when they were old enough to get phones.
school at the end of the day. The family used it to track William's location when he recently went on a school trip to France. They also use it with Oliver, who has a trainspotting hobby,
THE LATEST
OK TO TRACK YOUR KIDS?

STRATEGY UPDATE

Expand Internationally

Monetizing free user base through Membership in key regions

Canada, UK, Australia Performance



MAU (M)
+42% YoY
CY22 H1
CY22 H2
CY23 H1
Paying Circles (000s)
+54% YoY
CY22 H1
CY22 H2
CY23 H1
Revenue ($M)
+54% YoY
CY22 H1
CY22 H2
CY23 H1

User retention is approaching U.S. levels, supporting top of funnel growth

Significant growth in Paying Circles with minimal marketing investment to date

Improving conversion driving revenue growth, with ARPPC upside opportunity following Membership tier launches

Predominantly English-speaking country performance (Canada, UK, Australia)

- Represents a highly attractive market. Key performance indicators are approaching the U.S. levels prior to the Membership launch
  - Engagement
  - User Retention
  - Brand awareness
- Significant CY23 H1 YoY growth despite minimal marketing investment to date
- Triple tier Membership launched in Canada in November 2021, with 120% uplift in ARPPC and 72% increase in revenue. This forms the initial playbook for the international rollout
- UK triple tier Membership on track for CY23 Q4 launch. To include hardware bundling, in line with U.S. Membership experience

04

Outlook



Outlook

For CY23 Life360 expects to deliver:

- Core Life360 subscription revenue growth in excess of 50% YoY;
- Hardware revenue growth of 0% to 5%;
- Other revenue of approximately $26 million;
- Consolidated revenue of $300 million - $310 million;
- Positive Adjusted EBITDA* of $9 million - $14 million;
- Positive Operating Cash Flow of $5 million - $10 million; and
- Positive Adjusted EBITDA and Operating Cash Flow for the remaining quarters of CY23.

*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3



05

Q&A




Thank you
Life360